UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Semiannual Report June 30, 2014

Tri-Continental Corporation

Tri-Continental Corporation

Letter to Stockholders

Dear Stockholders,

We are pleased to present the semiannual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a portfolio of investments and financial statements as of June 30, 2014.

The Fund’s Common Stock gained 7.46%, based on net asset value, and 6.88%, based on market price, for the six months ended June 30, 2014. The Fund’s benchmark, the S&P 500 Index, returned 7.14% during the same six-month period. During the period, the Fund added a secondary benchmark, the Blended Index, which returned 7.46% for the same time period.

During the first half of 2014, the Fund paid two distributions, in accordance with its earned distribution policy, that aggregated to $0.3575 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. The Fund has paid dividends on its Common Stock for 70 consecutive years.

On April 11, 2014, the Fund held its 84th Annual Meeting of Stockholders. During the meeting, Stockholders elected one Director, re-elected three Directors and ratified the selection of PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as the Fund’s independent registered public accounting firm for 2014. The results of the proposals voted on can be found on page 28 of this report.

Oliver Buckley, who served as a Portfolio Manager of the Fund since March 2012, retired from Columbia Management Investment Advisers, LLC, effective July 18, 2014. We thank Mr. Buckley for his service to the Fund and wish him well in his retirement. We are pleased to welcome Peter Albanese, who, effective August 7, 2014, was named a Portfolio Manager of the Fund.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the most current prospectus for the Fund, distributions and other information can be found at columbiamanagement.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your support of Tri-Continental Corporation.

Regards,

William P. Carmichael

Chairman of the Board

Semiannual Report 2014

Tri-Continental Corporation

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Tri-Continental Corporation

Performance Overview

(Unaudited)

Performance Summary

>	Tri-Continental Corporation (the Fund) Common Stock gained 7.46%, based on net asset value, and 6.88%, based on market price, for the six months ended June 30, 2014.

>	The Fund’s benchmark, the S&P 500 Index, returned 7.14% for the same six-month period.

>	The Fund’s secondary benchmark, the Blended Index (described below), which was approved by the Board in June 2014, returned 7.46% for the same time period.

Average Annual Total Returns (%) (for period ended June 30, 2014)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Market Price	01/05/29	6.88	21.24	21.30	6.69
Net Asset Value	01/05/29	7.46	23.01	20.32	6.29
S&P 500 Index		7.14	24.61	18.83	7.78
Blended Index		7.46	21.73	17.09	7.89

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Blended Index consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Barclays U.S. Convertible Composite Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Price Per Share
	June 30, 2014	March 31, 2014	December 31, 2013
Market Price ($)	20.98	20.08	19.98
Net Asset Value ($)	24.40	23.43	23.11

Distributions Paid Per Common Share(a)
Payable date	Per share amount ($)
March 25, 2014	0.1725
June 24, 2014	0.1850

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

2	Semiannual Report 2014

Tri-Continental Corporation

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at June 30, 2014)
Apple, Inc.	2.4
Verizon Communications, Inc.	1.8
ConocoPhillips	1.8
Cisco Systems, Inc.	1.7
Microsoft Corp.	1.5
Raytheon Co.	1.3
Chevron Corp.	1.3
Pfizer, Inc.	1.3
Oracle Corp.	1.3
Citigroup, Inc.	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at June 30, 2014)
Common Stocks	69.0
Consumer Discretionary	6.4
Consumer Staples	5.9
Energy	7.6
Financials	12.3
Health Care	9.5
Industrials	6.5
Information Technology	11.5
Materials	3.5
Telecommunication Services	2.8
Utilities	3.0
Convertible Bonds	10.4
Convertible Preferred Stocks	7.5
Consumer Staples	0.8
Energy	1.6
Financials	3.3
Health Care	0.3
Industrials	0.5
Utilities	1.0
Corporate Bonds & Notes	11.8
Money Market Funds	1.0
Preferred Debt	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Portfolio Management

Brian Condon, CFA

David King, CFA

Yan Jin

Peter Albanese*

*	Effective July 18, 2014, Oliver Buckley no longer manages the Fund due to his retirement from Columbia Management Investment Advisers, LLC. Effective August 7, 2014, Mr. Albanese was named a Portfolio Manager of the Fund.

Semiannual Report 2014	3

Tri-Continental Corporation

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 69.1%
Issuer	Shares	Value ($)
Consumer Discretionary 6.4%
Auto Components 0.5%

Delphi Automotive PLC	106,200	7,300,188

Automobiles 0.5%

General Motors Co.	215,000	7,804,500

Hotels, Restaurants & Leisure 0.4%

Marriott International, Inc., Class A	36,700	2,352,470

Starwood Hotels & Resorts Worldwide, Inc.	44,900	3,628,818

Wyndham Worldwide Corp.	13,100	991,932

Total		6,973,220

Household Durables 0.3%

Whirlpool Corp.	35,000	4,872,700

Internet & Catalog Retail 0.1%

Priceline Group, Inc. (The)(a)	975	1,172,925

Media 2.0%

CBS Outdoor Americas, Inc.	122,378	3,999,313

Comcast Corp., Class A	284,200	15,255,856

DIRECTV(a)	43,100	3,663,931

Time Warner Cable, Inc.	20,200	2,975,460

Viacom, Inc., Class B	47,700	4,137,021

Walt Disney Co. (The)	8,900	763,086

Total		30,794,667

Specialty Retail 2.2%

Bed Bath & Beyond, Inc.(a)	26,100	1,497,618

Best Buy Co., Inc.	346,700	10,751,167

GameStop Corp., Class A	41,900	1,695,693

Home Depot, Inc. (The)	208,900	16,912,544

Lowe’s Companies, Inc.	66,700	3,200,933

Total		34,057,955

Textiles, Apparel & Luxury Goods 0.4%

VF Corp.	87,400	5,506,200

Total Consumer Discretionary		98,482,355

Consumer Staples 5.9%
Beverages 0.5%

PepsiCo, Inc.	87,500	7,817,250

Food & Staples Retailing 1.2%

CVS Caremark Corp.	58,000	4,371,460

Kroger Co. (The)	287,200	14,196,296

Total		18,567,756

Food Products 1.2%

Archer-Daniels-Midland Co.	178,400	7,869,224

Tyson Foods, Inc., Class A	301,000	11,299,540

Total		19,168,764

Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.7%

Kimberly-Clark Corp.	27,800	3,091,916

Procter & Gamble Co. (The)	100,000	7,859,000

Total		10,950,916

Tobacco 2.3%

Altria Group, Inc.	325,700	13,659,858

Lorillard, Inc.	69,100	4,213,027

Philip Morris International, Inc.	202,600	17,081,206

Total		34,954,091

Total Consumer Staples		91,458,777

Energy 7.6%
Energy Equipment & Services 1.5%

Ensco PLC, Class A	150,000	8,335,500

National Oilwell Varco, Inc.	170,700	14,057,145

Total		22,392,645

Oil, Gas & Consumable Fuels 6.1%

BP PLC, ADR	230,000	12,132,500

Chevron Corp.(b)	156,398	20,417,759

ConocoPhillips	315,500	27,047,815

EOG Resources, Inc.	40,200	4,697,772

ExxonMobil Corp.	65,200	6,564,336

Marathon Oil Corp.	45,600	1,820,352

Phillips 66	123,300	9,917,019

Valero Energy Corp.	238,700	11,958,870

Total		94,556,423

Total Energy		116,949,068

Financials 12.3%
Banks 4.0%

Bank of Montreal	112,500	8,278,875

Citigroup, Inc.	371,900	17,516,490

Comerica, Inc.	32,200	1,615,152

Cullen/Frost Bankers, Inc.	100,000	7,942,000

JPMorgan Chase & Co.	145,000	8,354,900

KeyCorp	535,900	7,679,447

Wells Fargo & Co.	195,700	10,285,992

Total		61,672,856

Capital Markets 2.2%

Ares Capital Corp.	460,000	8,215,600

BlackRock, Inc.	52,800	16,874,880

Goldman Sachs Group, Inc. (The)	53,600	8,974,784

Total		34,065,264

The accompanying Notes to Financial Statements are an integral part of this statement.

4	Semiannual Report 2014

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.4%

Capital One Financial Corp.	136,000	11,233,600

Discover Financial Services	131,200	8,131,776

Navient Corp.	132,500	2,346,575

Total		21,711,951

Insurance 2.7%

ACE Ltd.	48,900	5,070,930

Aflac, Inc.	145,100	9,032,475

Aon PLC	125,800	11,333,322

Lincoln National Corp.	29,300	1,507,192

MetLife, Inc.	61,100	3,394,716

Travelers Companies, Inc. (The)	116,100	10,921,527

Total		41,260,162

Real Estate Investment Trusts (REITs) 2.0%

Colony Financial, Inc.	175,000	4,063,500

Host Hotels & Resorts, Inc.	198,400	4,366,784

National Health Investors, Inc.	62,500	3,910,000

Public Storage	50,600	8,670,310

Starwood Property Trust, Inc.	327,500	7,784,675

Starwood Waypoint Residential Trust(a)	47,500	1,244,975

Total		30,040,244

Total Financials		188,750,477

Health Care 9.6%
Biotechnology 2.1%

Amgen, Inc.	102,500	12,132,925

Celgene Corp.(a)	64,400	5,530,672

Gilead Sciences, Inc.(a)	127,400	10,562,734

Pharmacyclics, Inc.(a)	7,600	681,796

Vertex Pharmaceuticals, Inc.(a)	34,800	3,294,864

Total		32,202,991

Health Care Equipment & Supplies 2.1%

Becton Dickinson and Co.	59,900	7,086,170

Covidien PLC	67,500	6,087,150

CR Bard, Inc.	75,000	10,725,750

Medtronic, Inc.	133,100	8,486,456

Total		32,385,526

Health Care Providers & Services 1.3%

Cardinal Health, Inc.	115,800	7,939,248

WellPoint, Inc.	106,100	11,417,421

Total		19,356,669

Pharmaceuticals 4.1%

AbbVie, Inc.	235,900	13,314,196

Eli Lilly & Co.	101,700	6,322,689

Common Stocks (continued)
Issuer	Shares	Value ($)
Johnson & Johnson	77,500	8,108,050

Merck & Co., Inc.	267,500	15,474,875

Pfizer, Inc.	672,109	19,948,195

Total		63,168,005

Total Health Care		147,113,191

Industrials 6.5%
Aerospace & Defense 2.0%

Lockheed Martin Corp.	69,200	11,122,516

Raytheon Co.	223,100	20,580,975

Total		31,703,491

Air Freight & Logistics 0.7%

United Parcel Service, Inc., Class B	102,100	10,481,586

Airlines 0.4%

Southwest Airlines Co.	262,800	7,058,808

Electrical Equipment 0.9%

Emerson Electric Co.	203,400	13,497,624

Industrial Conglomerates 0.8%

General Electric Co.	455,534	11,971,434

Machinery 1.6%

Caterpillar, Inc.	126,000	13,692,420

Illinois Tool Works, Inc.	121,100	10,603,516

Total		24,295,936

Professional Services 0.1%

Dun & Bradstreet Corp. (The)	15,600	1,719,120

Total Industrials		100,727,999

Information Technology 11.5%
Communications Equipment 2.3%

Cisco Systems, Inc.	1,056,100	26,244,085

QUALCOMM, Inc.	106,900	8,466,480

Total		34,710,565

Internet Software & Services 0.5%

Google, Inc., Class A(a)	1,925	1,125,490

VeriSign, Inc.(a)	133,300	6,506,373

Total		7,631,863

IT Services 2.1%

Automatic Data Processing, Inc.	100,000	7,928,000

MasterCard, Inc., Class A	214,500	15,759,315

Visa, Inc., Class A	42,700	8,997,317

Total		32,684,632

Semiconductors & Semiconductor Equipment 1.4%

Broadcom Corp., Class A	257,800	9,569,536

Intel Corp.	376,900	11,646,210

Total		21,215,746

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	5

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Software 2.8%

Microsoft Corp.	540,100	22,522,170

Oracle Corp.	476,700	19,320,651

VMware, Inc., Class A(a)	14,500	1,403,745

Total		43,246,566

Technology Hardware, Storage & Peripherals 2.4%

Apple, Inc.	401,650	37,325,334

Total Information Technology		176,814,706

Materials 3.5%
Chemicals 2.0%

CF Industries Holdings, Inc.	6,600	1,587,498

Dow Chemical Co. (The)	155,000	7,976,300

LyondellBasell Industries NV, Class A	135,500	13,231,575

PPG Industries, Inc.	41,400	8,700,210

Total		31,495,583

Metals & Mining 0.7%

Freeport-McMoRan Copper & Gold, Inc.	227,500	8,303,750

Jaguar Mining, Inc.(a)	1,173,564	938,499

Jaguar Mining, Inc. Escrow(a)(c)(d)(h)	3,200,000	3

United States Steel Corp.	52,400	1,364,496

Total		10,606,748

Paper & Forest Products 0.8%

International Paper Co.	233,200	11,769,604

Total Materials		53,871,935

Telecommunication Services 2.8%
Diversified Telecommunication Services 2.8%

AT&T, Inc.	225,000	7,956,000

CenturyLink, Inc.	220,000	7,964,000

Verizon Communications, Inc.	567,800	27,782,454

Total		43,702,454

Total Telecommunication Services		43,702,454

Utilities 3.0%
Electric Utilities 0.5%

Duke Energy Corp.	110,000	8,160,900

Independent Power and Renewable Electricity Producers 0.5%

AES Corp. (The)	454,000	7,059,700

Multi-Utilities 2.0%

Ameren Corp.	200,000	8,176,000
Dominion Resources, Inc.	115,000	8,224,800
Public Service Enterprise Group, Inc.	351,400	14,333,606

Total		30,734,406

Total Utilities		45,955,006

Total Common Stocks
(Cost: $877,622,028)		1,063,825,968

Convertible Preferred Stocks 7.5%
Issuer	Shares	Value ($)
Consumer Staples 0.8%
Food Products 0.8%

Bunge Ltd., 4.875%	75,000	7,730,400

Post Holdings, Inc., 3.750%(e)	32,500	3,841,500

Total		11,571,900

Total Consumer Staples		11,571,900

Energy 1.6%
Oil, Gas & Consumable Fuels 1.6%

Chesapeake Energy Corp., 5.750%(e)	9,500	12,035,312

Energy XXI Bermuda Ltd., 5.625%	30,000	8,231,250

Penn Virginia Corp., 6.000%(e)	41,900	4,881,476

Total		25,148,038

Total Energy		25,148,038

Financials 3.3%
Banks 1.0%

Bank of America Corp., 7.250%	6,700	7,818,900

Wells Fargo & Co., 7.500%	6,500	7,891,000

Total		15,709,900

Real Estate Investment Trusts (REITs) 2.3%

Alexandria Real Estate Equities, Inc., 7.000%	280,000	7,730,632

Crown Castle International Corp., 4.500%	75,000	7,597,200

Health Care REIT, Inc., 6.500%	135,000	7,794,900

Weyerhaeuser Co., 6.375%	135,000	7,661,250

iStar Financial, Inc., 4.500%	65,000	4,155,125

Total		34,939,107

Total Financials		50,649,007

Health Care 0.3%
Health Care Equipment & Supplies 0.3%

Alere, Inc., 3.000%	12,800	4,120,704

Total Health Care		4,120,704

Industrials 0.5%
Aerospace & Defense 0.5%

United Technologies Corp., 7.500%	122,500	7,985,775

Total Industrials		7,985,775

Utilities 1.0%
Electric Utilities 0.5%

NextEra Energy, Inc., 5.599%	122,500	8,148,822

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2014

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Multi-Utilities 0.5%

CenterPoint Energy, Inc., 3.719%(f)		142,500	7,898,775

Total Utilities			16,047,597

Total Convertible Preferred Stocks
(Cost: $99,669,970)			115,523,021

Corporate Bonds & Notes 11.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(e)
04/01/18	11.000%	4,100,000	3,874,500

Automotive 0.5%
Goodyear Tire & Rubber Co. (The)
03/01/21	6.500%	7,000,000	7,595,000

Banking 0.8%
Popular, Inc. Senior Unsecured(g)
07/01/19	7.000%	8,000,000	8,120,000

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	3,100,000	3,549,500

Total			11,669,500

Building Materials 0.5%
Stanley Black & Decker, Inc.(f)
12/15/53	5.750%	7,300,000	7,884,000

Construction Machinery 0.5%
United Rentals North America, Inc.
11/15/24	5.750%	7,400,000	7,686,750

Consumer Cyclical Services 0.5%
ADT Corp. (The) Senior Unsecured
04/15/19	4.125%	7,800,000	7,848,750

Diversified Manufacturing 1.0%
Gardner Denver, Inc. Senior Unsecured(e)
08/15/21	6.875%	7,500,000	7,875,000

Hamilton Sundstrand Corp. Senior Unsecured(e)
12/15/20	7.750%	6,950,000	7,436,500

Total			15,311,500

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 0.5%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	5,800,000	6,786,000
03/15/24	5.500%	999,000	1,021,478

Total			7,807,478

Food and Beverage 0.7%
Post Holdings, Inc.(e)
12/01/21	6.750%	6,657,000	7,073,062

Shearer’s Foods, Inc. LLC/Chip Finance Corp. Senior Secured(e)
11/01/19	9.000%	3,032,000	3,320,040

Total			10,393,102

Health Care 1.0%
Alere, Inc.
06/15/20	6.500%	7,150,000	7,507,500

HCA, Inc. Senior Secured
03/15/22	5.875%	7,013,000	7,600,339

Total			15,107,839

Home Construction 0.5%
Taylor Morrison Communities, Inc./Monarch, Inc.(e)
04/15/21	5.250%	7,600,000	7,714,000

Independent Energy 1.1%
Goodrich Petroleum Corp.
03/15/19	8.875%	7,599,000	8,092,935

Parsley Energy LLC/Finance Corp. Senior Unsecured(e)
02/15/22	7.500%	1,246,000	1,330,105

Stone Energy Corp.
11/15/22	7.500%	7,200,000	7,938,000

Total			17,361,040

Leisure 0.5%
Live Nation Entertainment, Inc. Senior Unsecured(e)
06/15/22	5.375%	7,698,000	7,794,225

Media and Entertainment 0.5%
AMC Networks, Inc.
12/15/22	4.750%	7,700,000	7,700,000

Metals 0.8%
Alpha Natural Resources, Inc.
04/15/18	9.750%	5,200,000	4,758,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	7

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Steel Corp. Senior Unsecured
04/01/21	6.875%	7,150,000	7,579,000

Total			12,337,000

Other Industry 0.5%
MasTec, Inc.
03/15/23	4.875%	7,900,000	7,781,500

Pharmaceuticals 0.5%
Salix Pharmaceuticals Ltd.(e)
01/15/21	6.000%	7,080,000	7,593,300

Retailers 0.4%
Rite Aid Corp. Senior Unsecured
02/15/27	7.700%	4,882,000	5,455,635

Supermarkets 0.3%
Safeway, Inc. Senior Unsecured
02/01/31	7.250%	5,112,000	5,333,191

Wireless 0.5%
NII International Telecom SCA(e)
08/15/19	7.875%	4,500,000	3,892,500

Sprint Communications, Inc.(e)
11/15/18	9.000%	3,200,000	3,880,000

Total			7,772,500

Total Corporate Bonds & Notes
(Cost: $175,099,658)			182,020,810

Convertible Bonds 10.5%
Automotive 0.7%
Navistar International Corp.(e)
Senior Subordinated Notes
10/15/18	4.500%	1,530,000	1,582,602
04/15/19	4.750%	9,159,000	9,771,508

Total			11,354,110

Brokerage/Asset Managers/Exchanges 0.3%
Walter Investment Management Corp. Senior Subordinated Notes
11/01/19	4.500%	4,300,000	3,980,188

Building Materials 0.4%
Cemex SAB de CV Subordinated Notes
03/15/18	3.750%	3,900,000	5,915,812

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.3%
Air Lease Corp. Senior Unsecured
12/01/18	3.875%	2,700,000	4,055,063

Food and Beverage 0.5%
Chiquita Brands International, Inc. Senior Unsecured
08/15/16	4.250%	7,500,000	7,551,562

Gaming 0.5%
MGM Resorts International
04/15/15	4.250%	5,600,000	8,221,500

Health Care 1.0%
HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	3,400,000	3,971,625

Omnicare, Inc.
04/01/42	3.750%	4,720,000	7,820,568

Teleflex, Inc. Senior Subordinated Notes
08/01/17	3.875%	2,270,000	3,981,012

Total			15,773,205

Independent Energy 0.1%
Endeavour International Corp.
07/15/16	5.500%	4,400,000	2,200,000

Integrated Energy 0.4%
American Energy — Utica LLC PIK(e)
03/01/21	3.500%	2,084,000	2,201,746

GT Advanced Technologies, Inc. Senior Unsecured
12/15/20	3.000%	2,300,000	4,022,815

Total			6,224,561

Media and Entertainment 0.3%
Liberty Interactive LLC Senior Unsecured
03/30/43	0.750%	3,010,000	4,033,400

Metals 0.3%
Alpha Natural Resources, Inc.
12/15/20	4.875%	5,080,000	3,933,825

James River Coal Co.(e)(h)(i)
06/01/18	10.000%	5,802,000	464,160

Total			4,397,985

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2014

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions 0.5%
Forest City Enterprises, Inc. Senior Unsecured(e)
08/15/20	3.625%	7,598,000	8,108,586

Pharmaceuticals 0.8%
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	5,350,000	3,745,000

PDL BioPharma, Inc Senior Unsecured
02/01/18	4.000%	7,200,000	8,244,000

Total			11,989,000

Property & Casualty 0.5%
MGIC Investment Corp.(e)
04/01/63	9.000%	6,500,000	8,291,562

Refining 0.3%
Clean Energy Fuels Corp. Senior Unsecured(e)
10/01/18	5.250%	4,150,000	4,079,450

REITs 0.5%
Blackstone Mortgage Trust, Inc. Senior Unsecured
12/01/18	5.250%	6,750,000	7,458,210

Technology 2.1%
Ciena Corp. Senior Unsecured(e)
10/15/18	3.750%	5,700,000	7,848,900

Mentor Graphics Corp. Subordinated Notes
04/01/31	4.000%	6,400,000	7,836,000

Nuance Communications, Inc. Senior Unsecured
11/01/31	2.750%	7,720,000	7,710,350

Powerwave Technologies, Inc. Subordinated Notes(c)(i)
10/01/27	3.875%	2,000,000	200

TiVo, Inc. Senior Unsecured(e)
03/15/16	4.000%	3,100,000	4,076,500

j2 Global, Inc. Senior Unsecured
06/15/29	3.250%	4,000,000	4,057,500

Total			31,529,450

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.5%
Vector Group Ltd. Senior Unsecured
04/15/20	1.750%	3,400,000	3,647,758

Vector Group Ltd.(f) Senior Unsecured
01/15/19	2.500%	3,324,000	4,469,118

Total			8,116,876

Transportation Services 0.5%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%	4,000,000	3,950,000

Wabash National Corp. Senior Unsecured
05/01/18	3.375%	2,900,000	4,071,484

Total			8,021,484

Total Convertible Bonds
(Cost: $150,428,344)			161,302,004

Preferred Debt 0.2%
Banking 0.2%
Synovus Financial Corp.(f)
12/31/49	7.030%	150,000	4,200,000

Total Preferred Debt
(Cost: $3,823,450)			4,200,000

Money Market Funds 1.0%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.095%(j)(k)		555,909	555,909

JPMorgan Prime Money Market Fund, 0.010%(j)		14,482,790	14,482,790

Total Money Market Funds
(Cost: $15,038,699)			15,038,699

Total Investments
(Cost: $1,321,682,149)			1,541,910,502

Other Assets & Liabilities, Net			(1,830,789)

Net Assets			1,540,079,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	9

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Investments in Derivatives

Futures Contracts Outstanding at June 30, 2014

At June 30, 2014, securities totaling $417,760 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 SEP 14	9	USD	4,392,900	09/2014	13,344	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2014, the value of these securities amounted to $203, which represents less than 0.01% of net assets.

(d)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At June 30, 2014, these securities amounted to $3.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $128,966,534 or 8.37% of net assets.

(f)	Variable rate security.

(g)	Represents a security purchased on a when-issued or delayed delivery basis.

(h)	Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at June 30, 2014 was $464,163, which represents 0.03% of net assets. Information concerning such security holdings at June 30, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Jaguar Mining, Inc. Escrow	04/23/2014	—
James River Coal Co. 06/01/18 10.000%	12/15/2011 - 08/14/2013	5,615,300

(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At June 30, 2014, the value of these securities amounted to $464,360, which represents 0.03% of net assets.

(j)	The rate shown is the seven-day current annualized yield at June 30, 2014.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,586,660	34,922,549	(38,953,300)	555,909	1,802	555,909

Abbreviation Legend

ADR	American Depositary Receipt
PIK	Payment-in-Kind

Currency Legend

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2014

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	11

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	98,482,355	—	—	98,482,355

Consumer Staples	91,458,777	—	—	91,458,777

Energy	116,949,068	—	—	116,949,068

Financials	188,750,477	—	—	188,750,477

Health Care	147,113,191	—	—	147,113,191

Industrials	100,727,999	—	—	100,727,999

Information Technology	176,814,706	—	—	176,814,706

Materials	53,871,932	—	3	53,871,935

Telecommunication Services	43,702,454	—	—	43,702,454

Utilities	45,955,006	—	—	45,955,006

Convertible Preferred Stocks

Consumer Staples	—	11,571,900	—	11,571,900

Energy	—	25,148,038	—	25,148,038

Financials	31,166,050	19,482,957	—	50,649,007

Health Care	4,120,704	—	—	4,120,704

Industrials	7,985,775	—	—	7,985,775

Utilities	—	16,047,597	—	16,047,597

Total Equity Securities	1,107,098,494	72,250,492	3	1,179,348,989

Bonds

Corporate Bonds & Notes	—	182,020,810	—	182,020,810

Convertible Bonds	—

Technology	—	31,529,450	200	31,529,650

All Other Industries	—	129,772,354	—	129,772,354

Preferred Debt	4,200,000	—	—	4,200,000

Total Bonds	4,200,000	343,322,614	200	347,522,814

Mutual Funds

Money Market Funds	15,038,699	—	—	15,038,699

Total Mutual Funds	15,038,699	—	—	15,038,699

Investments in Securities	1,126,337,193	415,573,106	203	1,541,910,502
Derivatives

Assets

Futures Contracts	13,344	—	—	13,344

Total	1,126,350,537	415,573,106	203	1,541,923,846

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2014

Tri-Continental Corporation

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and convertible bonds classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 2 to Level 3 due to the utilization of unobservable market inputs. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	10,000	10,000	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	13

Tri-Continental Corporation

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,321,126,240)	$1,541,354,593

Affiliated issuers (identified cost $555,909)	555,909

Total investments (identified cost $1,321,682,149)	1,541,910,502

Receivable for:

Investments sold	7,075,806

Dividends	1,903,579

Interest	4,097,083

Variation margin	1,022

Other assets	43,681

Total assets	1,555,031,673

Liabilities

Disbursements in excess of cash	19,166

Payable for:

Investments purchased	5,474,661

Investments purchased on a delayed delivery basis	8,119,113

Common Stock payable	369,317

Preferred Stock dividends	470,463

Investment management fees	44,969

Stockholder servicing and transfer agent fees	5,835

Administration fees	6,950

Compensation of board members	65,975

Other expenses	375,511

Total liabilities	14,951,960

Net assets	1,540,079,713

Preferred Stock	37,637,000

Net assets for Common Stock	$1,502,442,713

Net asset value per share of outstanding Common Stock	$24.40

Market price per share of Common Stock	$20.98

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2014

Tri-Continental Corporation

Statement of Capital Stock and Surplus

June 30, 2014 (Unaudited)

Capital stock

$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $2,046

Shares issued and outstanding — 752,740	$37,637,000

Common Stock, $0.50 par value:

Shares issued and outstanding — 61,579,067	30,789,534

Surplus

Capital surplus	1,617,445,248

Undistributed net investment income	639,482

Accumulated net realized loss	(366,673,248)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	220,228,353

Futures contracts	13,344

Net assets	$1,540,079,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	15

Tri-Continental Corporation

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income

Income:

Dividends — unaffiliated issuers	$17,291,812

Dividends — affiliated issuers	1,802

Interest	9,129,665

Foreign taxes withheld	(21,263)

Total income	26,402,016

Expenses:

Investment management fees	2,613,628

Stockholder servicing and transfer agent fees	176,702

Administration fees	405,308

Compensation of board members	23,526

Stockholders’ meeting fees	31,932

Custodian fees	10,789

Printing and postage fees	35,707

Professional fees	30,734

Other	139,632

Total expenses	3,467,958

Net investment income(a)	22,934,058

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	96,569,376

Foreign currency translations	807

Futures contracts	233,137

Net realized gain	96,803,320

Net change in unrealized appreciation (depreciation) on:

Investments	(18,787,991)

Futures contracts	(95,290)

Net change in unrealized appreciation (depreciation)	(18,883,281)

Net realized and unrealized gain	77,920,039

Net increase in net assets resulting from operations	$100,854,097

(a)	Net investment income for Common Stock is $21,993,133, which is net of Preferred Stock dividends of $940,925.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2014

Tri-Continental Corporation

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations

Net investment income	$22,934,058	$43,026,975

Net realized gain	96,803,320	138,948,724

Net change in unrealized appreciation (depreciation)	(18,883,281)	131,421,550

Net increase in net assets resulting from operations	100,854,097	313,397,249

Distributions to stockholders

Net investment income

Preferred Stock	(940,925)	(1,881,850)

Common Stock	(22,030,037)	(42,214,926)

Total Distributions to Stockholders	(22,970,962)	(44,096,776)

Increase (decrease) in net assets from capital stock activity	(11,173,942)	(16,852,169)

Total increase in net assets	66,709,193	252,448,304

Net assets at beginning of period	1,473,370,520	1,220,922,216

Net assets at end of period	$1,540,079,713	$1,473,370,520

Undistributed net investment income	$639,482	$676,386

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	17

Tri-Continental Corporation

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Common Stock issued at market price in distributions	320,460	6,456,389	698,558	12,700,935

Common Stock issued for investment plan purchases	56,343	1,119,485	94,934	1,723,896

Common Stock purchased from investment plan participants	(507,538)	(10,189,887)	(1,118,982)	(20,483,855)

Common Stock purchased in the open market	(426,250)	(8,559,929)	(591,396)	(10,793,145)

Total net decrease	(556,985)	(11,173,942)	(916,886)	(16,852,169)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2014

Tri-Continental Corporation

Financial Highlights

(Unaudited)

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and are not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover may be higher.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014	19

Tri-Continental Corporation

Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009
Per share data

Net asset value, beginning of period	$23.11		$18.77	$16.77	$15.96	$13.73	$11.29

Income from investment operations

Net investment income	0.37		0.69	0.63	0.33	0.30	0.20

Net realized and unrealized gain	1.30		4.36	2.00	0.79	2.28	2.42

Increase from payments by affiliate	—		—	—	—	—	0.04

Total from investment operations	1.67		5.05	2.63	1.12	2.58	2.66

Less distributions to stockholders from:

Net investment income

Preferred Stock	(0.02)		(0.03)	(0.03)	(0.03)	(0.03)	(0.03)

Common Stock	(0.36)		(0.68)	(0.60)	(0.28)	(0.25)	(0.17)

Tax return of capital

Common Stock	—		—	—	—	—	(0.02)

Total distributions to Stockholders	(0.38)		(0.71)	(0.63)	(0.31)	(0.28)	(0.22)

Capital stock transactions at market price	—		—	—	—	(0.07)	—

Net asset value, end of period	$24.40		$23.11	$18.77	$16.77	$15.96	$13.73

Adjusted net asset value, end of period(a)	$24.32		$23.04	$18.71	$16.72	$15.90	$13.69

Market price, end of period	$20.98		$19.98	$16.00	$14.23	$13.76	$11.52

Total return

Based upon net asset value	7.46%		27.76%	16.24%	7.15%	18.58%	24.11	%(b)

Based upon market price	6.88%		29.58%	16.77%	5.46%	21.85%	19.24%

Ratios to average net assets(c)

Expenses to average net assets for Common Stock	0.48	%(d)	0.50%	0.52%	0.59%	0.60%	0.98%

Net investment income to average net assets for Common Stock	3.06	%(d)	3.12%	3.28%	1.80%	1.84%	1.46%

Supplemental data

Net assets, end of period (000s):

Common Stock	$1,502,443		$1,435,734	$1,183,285	$1,078,160	$1,061,251	$946,344

Preferred Stock	37,637		37,637	37,637	37,637	37,637	37,637

Total net assets	$1,540,080		$1,473,371	$1,220,922	$1,115,797	$1,098,888	$983,981

Portfolio turnover	36%		62%	68%	97%	86%	70%

Notes to Financial Highlights

(a)	Assumes the exercise of outstanding warrants.

(b)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.47%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2014

Tri-Continental Corporation

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the NYSE. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Semiannual Report 2014	21

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-

traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount

22	Semiannual Report 2014

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	13,344	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts ($)
Equity risk	233,137
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(95,290)

The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	5,226,425

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2014.

Semiannual Report 2014	23

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Dividends to Stockholders

The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income distribution of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.355% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom

24	Semiannual Report 2014

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended June 30, 2014, other expenses paid to this company were $1,733.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Stockholder Servicing Fees

Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a fee equal to $19.25 per common stock open account.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At June 30, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $624,072. The liability remaining at June 30, 2014 for non-recurring charges associated with the lease amounted to $376,008 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at June 30, 2014 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $1,321,682,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$237,489,000
Unrealized depreciation	(17,261,000)
Net unrealized appreciation	$220,228,000

The following capital loss carryforwards, determined as of December 31, 2013 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	463,214,980

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, aggregated to $533,644,115 and $541,504,953, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 56,343 shares were issued to Plan participants during

Semiannual Report 2014	25

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

the period for proceeds of $1,119,485, a weighted average discount of 14.3% from the net asset value of those shares. In addition, a total of 320,460 shares were issued at market price in distributions during the period for proceeds of $6,456,389, a weighted average discount of 15.4% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the six months ended June 30, 2014, the Fund purchased 426,250 shares of its Common Stock in the open market at an aggregate cost of $8,559,929, which represented a weighted average discount of 14.2% from the net asset value of those acquired shares. For the six months ended June 30, 2014, the Fund purchased 507,538 shares of its Common Stock from Plan participants at a cost of $10,189,887, which represented a weighted average discount of 14.8% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Under the Fund’s stock repurchase program for 2014, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace.

Warrants

At June 30, 2014, the Fund reserved 197,100 shares of Common Stock for issuance upon exercise of 8,148 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at June 30, 2014, net assets would have increased by $183,303 and the net asset value of the Common Stock would have been $24.32 per share. No Warrants were exercised during the six months ended June 30, 2014.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund previously held investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) was the counterparty. The notes (with an aggregate principal amount of $29.7 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008. Based on the bankruptcy proceedings and information provided by the bankruptcy court, the Fund recognized realized losses of $26.8 million and recorded receivables aggregating $2.9 million, representing the estimated recoverable balance. During the six months ended June 30, 2014, the Fund received approximately $1.9 million from the bankruptcy proceedings. In aggregate, the Fund received $8.2 million and does not expect any further receipts.

Note 9. Significant Risks

Large-Capitalization Risk

Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

26	Semiannual Report 2014

Tri-Continental Corporation

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014	27

Tri-Continental Corporation

Results of Meeting of Stockholders

(Unaudited)

The 84th Annual Meeting of Stockholders of Tri-Continental Corporation (the Corporation) was held on April 11, 2014. Stockholders voted in favor of each of the two proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To elect three directors to the Corporation’s Board of Directors to hold office until the 2017 Annual Meeting of Stockholders and William P. Carmichael to serve until the 2016 Annual Meeting of Stockholders and until their successors are elected and qualify:

Director	For	Withheld
William P. Carmichael	37,794,634	6,721,422
Patricia M. Flynn	38,033,082	6,482,974
Stephen R. Lewis, Jr.*	37,794,049	6,722,007
Catherine James Paglia	37,934,877	6,581,179

*	Mr. Lewis is expected to retire at the end of 2014 in accordance with the Board’s retirement policy.

Proposal 2

To ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2014:

For	Against	Abstain
43,949,145	776,809	513,271

28	Semiannual Report 2014

Tri-Continental Corporation

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Tri-Continental Corporation (the Corporation). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Corporation and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Directors (the Board), including the independent Board members (the Independent Directors), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Directors noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. The Independent Directors also recalled Columbia Management’s representation that additional staff has been added to support the vigorous application of the “5P” review process, to which all internally-managed Funds are subject.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Directors also took into account the organization and strength of the Corporation’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Corporation’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Corporation.

Semiannual Report 2014	29

Tri-Continental Corporation

Approval of Investment Management Services Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Corporation. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Corporation, the performance of a benchmark index, the percentage ranking of the Corporation among its comparison group and the net assets of the Corporation. The Board observed that the Corporation’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Corporation

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Corporation’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Corporation’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each open-end Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). With respect to the Corporation, a closed-end fund, the Board took into account that the Corporation’s total expense ratio was below the peer universe’s median expense ratio shown in the reports. Likewise, the Board observed that the investment management fee rate paid by the Corporation was significantly below that of the median rate paid by the peer universe. Based on its review, the Board concluded that the Corporation’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Corporation. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consulting firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board noted that the management fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. However, due to the Corporation’s closed-end structure, as well as the considerations noted above, the Board did not view the potential for realization of economies of scale as the Corporation’s assets grow to be a material factor in its deliberations.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

30	Semiannual Report 2014

Tri-Continental Corporation

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Semiannual Report 2014	31

Tri-Continental Corporation

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32	Semiannual Report 2014

Tri-Continental Corporation

Important Information About This Report

The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call stockholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014	33

Tri-Continental Corporation

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR240_12_D01_(08/14)

Item 2.	Code of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Peter Albanese is a Senior Portfolio Manager for Tri-Continental Corporation. Mr. Albanese joined Columbia Management Investment Advisers, LLC in August 2014. Previously, Mr. Albanese was employed by Robeco Investment Management from 2003 to 2013, where he was a managing director and senior portfolio manager.

Fund	Portfolio Manager	Other Accounts Managed		Performance Based Accounts	Ownership of Fund Shares
		Number and type of account	Approximate Total Net Assets (excluding the fund)
As of July 31, 2014
Tri-Continental Corporation	Peter Albanese (a)	2 other accounts	$0.45 million	None	None

(a)	The portfolio manager began managing the Fund after its last fiscal year end; portfolio manager reporting information is provided as of July 31, 2014.

Potential Conflicts of Interest:

Like other investment professionals with multiple clients, the Corporation’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Corporation and other accounts at the same time. The investment manager and the Corporation have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Corporation. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Corporation and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Corporation and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Corporation as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Corporation or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the Corporation have adopted compliance procedures that provide that any transactions between the Corporation and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Corporation and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Corporation that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Corporation, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Corporation.

The Corporation’s portfolio manager(s) also may have other potential conflicts of interest in managing the Corporation, and the description above is not a complete description of every conflict that could exist in managing the Corporation and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

Structure of Compensation:

Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia registered funds, in most cases including the registered funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of registered funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia registered funds. Employees have the option of selecting from various Columbia registered funds for their registered fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia registered fund(s) they manage. Registered fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
01-01-14 to 01-31-14	163,592	$19.76	163,592	2,943,211
02-01-14 to 02-28-14	149,794	19.46	149,794	2,793,417
03-01-14 to 03-31-14	124,478	19.95	124,478	2,668,939
04-01-14 to 04-30-14	159,552	20.10	159,552	2,509,387
05-01-14 to 05-31-14	220,300	20.39	220,300	2,289,087
06-01-14 to 06-30-14	116,072	20.84	116,072	2,173,015

(1)	The registrant has a stock repurchase program. For 2014, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	August 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	August 19, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	August 19, 2014